FDIC loss share (expense) income	12 Months Ended
Dec. 31, 2016
Disclosure Text Block
FDIC Loss Share (Expense) Income

Note 38 – FDIC loss share (expense) income

The caption of FDIC loss-share (expense) income in the consolidated statements of operations consists of the following major categories:

	Years ended December 31,
(In thousands)	2016	2015	2014
Amortization of loss share indemnification asset	$(10,201)	$(66,238)	$(189,959)
Reversal of accelerated amortization in prior periods	-	-	12,492
80% mirror accounting on credit impairment losses[1]	(239)	15,658	32,038
80% mirror accounting on reimbursable expenses	8,433	73,205	58,117
80% mirror accounting on recoveries on covered assets, including rental income
on OREOs, subject to reimbursement to the FDIC	(31,338)	(13,836)	(13,124)
Change in true-up payment obligation	(33,413)	9,559	(1,791)
Arbitration decision charge[2]	(136,197)	-	-
Other	(4,824)	1,714	(797)
Total FDIC loss share (expense) income	$(207,779)	$20,062	$(103,024)
[1] Reductions in expected cash flows for ASC 310-30 loans, which may impact the provision for loan losses, may consider reductions in both principal and interest cash flow expectations. The amount covered under the FDIC loss sharing agreements for interest not collected from borrowers is limited under the agreements (approximately 90 days); accordingly, these amounts are not subject fully to the 80% mirror accounting.
[2] Refer to Note 28, Commitments and Contingencies, for additional information on the FDIC arbitration decision.